                                   APPENDIX A
                  FORM N-23c-3 NOTIFICATION OF REPURCHASE OFFER
                             PURSUANT TO RULE 23c-3


1.  Investment Company Act File Number 814-143
         Date of Notification:  July 3, 2001

2.  Exact name of investment company as specified in registration statement:
         Access Capital Strategies Community Investment Fund, Inc.

3.  Address of principal executive office:
         124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts, 02138 (Number, Street, City, Zip Code)

4.  Check one of the following:

A. __X__ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B. ____The notification pertains to a discretionary repurchase offer under paragraph (b) of Rule 23c-3.

C.  ____The notification pertains to a periodic repurchase offer under paragraph
(b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.



By:      /s/ David F. Sand
         --------------------------
         (Name)

         Chief Executive Officer
         --------------------------
         (Title)

            ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

                              124 Mt. Auburn Street
                                   Suite 200N
                         Cambridge, Massachusetts 02138

                                REPURCHASE OFFER

Dear Shareholder,

         Access Capital Strategies Community Investment Fund, Inc. (the "Fund") is offering to repurchase its shares from shareholders of the Fund pursuant to its periodic repurchase program. You should consider the terms of the repurchase offer described below before making any decisions. Please contact the Fund at the above address for more information if you have any questions.

         The Fund will repurchase shares of the Fund at their net asset value as of the close of business on August 5, 2001, the "pricing date" for this repurchase offer. Any shares of the Fund redeemed will be subject to a 1.00% redemption fee.

         You may tender shares to the Fund until August 3, 2001, the repurchase request deadline, by writing to the Fund at the above address stating i) the dollar amount or percentage amount of your holdings that you would like to tender to the Fund for repurchase, and ii) the person or account to receive payment from the Fund. You may modify or withdraw your tender until August 3, 2001 by writing to the Fund and stating the terms of such modification or withdrawal. The Fund will pay you or your designee the proceeds from the repurchase offer on or before August 10, 2001.

         The Fund will repurchase shares totaling no more than 5% of the Fund's total outstanding shares as of August 3, 2001 (the "repurchase amount"). If shareholders tender more than the repurchase amount, the Fund will repurchase shares based on the pro rata holdings of each shareholder as of August 3, 2001. Alternatively, the Fund may increase the repurchase amount to 7%. If shareholders tender more than the 7% repurchase amount, the Fund would then repurchase shares based on the pro rata holdings of each shareholder as of August 3, 2001.

         On June 29, 2001, the Fund's net asset value per share was $100,401.35, which includes a distribution of $1,583.70 per share to be paid as a dividend in July 2001. The Fund's net asset value per share may fluctuate between August 3, 2001, the repurchase request deadline, and August 4, 2001, the pricing date. You may contact the Fund at the above address if you would like to find out the Fund's current net asset value per shares or market price.

         The Fund may suspend or postpone the repurchase offer only if a majority of the Board of Directors, including a majority of the independent Directors, determine that the repurchase offer would cause the Fund to lose its status as a regulated investment company under

Subchapter M of the Internal Revenue Code. A majority of the Board of Directors, including a majority of the independent Directors, may also suspend or postpone the repurchase offer for any period during which an emergency exists and disposal by the Fund of its portfolio securities is not reasonably practicable or during which it is not reasonably practicable for the Fund to fairly determine the value of its net assets or for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

         Finally, the Board of Directors may determine in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), to move the pricing date to August 3, 2001, if it makes the determinations required by the 1940 Act.

         Please carefully consider the terms and procedures of the repurchase offer before making a decision to tender, or to not tender, shares of the Fund for redemption. If you have any questions about this repurchase offer, please contact the Fund at the above address.


                                           Sincerely,

                                           /s/ David F. Sand
                                           -------------------------
                                           David F. Sand
                                           Chief Executive Officer
                                           Access Capital Strategies Community
                                             Investment Fund, Inc.

July 3, 2001